UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2014

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QUALSTAR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

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California (State or other Jurisdiction of Incorporation or Organization)	000-30083 (Commission File Number)	95-3927330 (I.R.S. Employer Identification No.)

3990-B Heritage Oak Court

Simi Valley, CA 93063

(Address of principal executive offices) (Zip Code)

(805) 583-7744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R

           240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

               On June 30, 2014, Qualstar Corporation (the “Company”) announced that it had received confirmation that the Company’s application to transfer the listing of its common stock from The NASDAQ Global Market to The NASDAQ Capital Market has been approved by The NASDAQ Stock Market, a unit of The NASDAQ OMX Group. The Company's common stock is expected to begin trading on The NASDAQ Capital Market effective with the start of trading on July 2, 2014, under its current trading symbol QBAK.

On June 30, 2014, the Company issued a press release concerning the listing of its common stock on The NASDAQ Capital Market, and a copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item  9.01. Financial Statements and Exhibits.

 (d)        Exhibits.

Exhibit No.	Description
99.1	Press release of Qualstar Corporation dated June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

Dated: June 30, 2014	By:	/s/ Steven N. Bronson
Name: Steven N. Bronson
Title: Chief Executive Officer and President